Discontinued Operations	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations	Discontinued Operations
On February 9, 2017, the Company entered into a Purchase Agreement with Tempo Acquisition, LLC (the “Purchase Agreement”) to sell the Divested Business to an entity formed and controlled by affiliates of the Buyer and certain designated purchasers that are direct or indirect subsidiaries of the Buyer.
On May 1, 2017, the Buyer purchased all of the outstanding equity interests of the Divested Business, plus certain related assets and liabilities, for a purchase price of $4.3 billion in cash paid at closing, subject to customary adjustments set forth in the Purchase Agreement, and deferred consideration of up to $500 million. Cash proceeds after customary adjustments and before taxes due were $4.2 billion.
Aon and the Buyer entered into certain transaction-related agreements at the closing, including two commercial agreements, a transition services agreement, certain intellectual property license agreements, subleases, and other customary agreements. Aon expects to continue to be a significant client of the Divested Business and the Divested Business has agreed to use Aon for its broking and other services for a specified period of time.
The financial results of the Divested Business for the years ended December 31, 2019, 2018, and 2017 are presented as Net income (loss) from discontinued operations on the Company’s Consolidated Statements of Income. The following table presents the financial results of the Divested Business (in millions):

	Years ended December 31
	2019	2018	2017
Revenue
Total revenue	$—	$—	$698
Expenses
Total operating expenses	2	12	656
Operating income from discontinued operations	(2)	(12)	42
Other income	—	—	10
Income (loss) from discontinued operations before income taxes	(2)	(12)	52
Income tax expense (benefit)	(1)	(4)	3
Net income (loss) from discontinued operations, excluding gain	(1)	(8)	49
Gain on sale of discontinued operations, net of tax	—	82	779
Net income (loss) from discontinued operations	$(1)	$74	$828

Upon triggering held for sale criteria in February 2017, Aon ceased depreciating and amortizing all long-lived assets included in discontinued operations. Total operating expenses for the year ended December 31, 2017, include $8 million of depreciation of fixed assets and $11 million of intangible asset amortization for the time prior to the Company triggering held for sale criteria.
The Company’s Consolidated Statements of Cash Flows present the operating, investing, and financing cash flows of the Divested Business as discontinued operations. Aon uses a centralized approach to cash management and financing of its operations. Prior to the closing of the transaction, portions of the Divested Business’s cash were transferred to Aon daily, and Aon would fund the Divested Business as needed. There were no Cash and cash equivalents of discontinued operations at December 31, 2017 or thereafter. Total proceeds received for the sale of the Divested Business and taxes paid as a result of the sale are recognized on the Consolidated Statements of Cash Flows in Cash provided by investing activities - continuing operations and Cash provided by operating activities - continuing operations, respectively for the period ended December 31, 2017.